               -------------------------------------------------





                 PURCHASE, ASSIGNMENT AND ASSUMPTION AGREEMENT
                                 (1993 737 C)


                                     dated

                            as of December 1, 1997

                                    between

                              RGL-2 CORPORATION,
                                 as Assignor,

                                      and

                                 GENERAL BANK
                                  as Assignee


                       One Boeing Model 737-522 Aircraft
                   Bearing U.S. Registration No. N953UA and
                        Manufacturer's Serial No. 26700





               -------------------------------------------------

                                                             CONTENTS

SECTION 1.     Definitions....................................................................................    2

SECTION 2.     Sale and Assignment............................................................................    2

SECTION 3.     Purchase and Assumption........................................................................    3

SECTION 4.     Purchase Price.................................................................................    3

SECTION 5.     Representations and Warranties of Assignor.....................................................    4

               (a)    Organization, Etc.......................................................................    4
               (b)    Corporate Authorization; Approvals; Execution and Delivery; Non-Contravention...........    4
               (c)    Valid and Binding Agreements............................................................    4
               (d)    Approvals...............................................................................    5
               (e)    Litigation..............................................................................    5
               (f)    No Liens................................................................................    5
               (g)    Citizenship.............................................................................    5
               (h)    Event of Default........................................................................    6
               (i)    Event of Loss...........................................................................    6
               (j)    Ownership and Encumbrances..............................................................    6
               (k)    Brokers' Fees...........................................................................    6
               (l)    Operative Documents.....................................................................    6
               (m)    Compliance..............................................................................    7

SECTION 6.     Representations and Warranties of Assignee.....................................................    7

               (a)    Organization, Etc.......................................................................    7
               (b)    Corporate Authorization.................................................................    7
               (c)    Valid and Binding Agreements............................................................    8
               (d)    Approvals...............................................................................    8
               (e)    Litigation..............................................................................    8
               (f)    No Liens................................................................................    8
               (g)    Citizenship.............................................................................    9
               (h)    Investment by Assignee; Securities Law..................................................    9
               (i)    ERISA...................................................................................    9
               (j)    Broker's Fees...........................................................................    9
               (k)    Compliance; Transferee..................................................................    9

SECTION 7.     Conditions Precedent to the Obligations of Assignor............................................   10

               (a)    Purchase Price..........................................................................   10
               (b)    Due Authorization, Execution and Delivery...............................................   10
               (c)    Affidavit of Citizenship................................................................   10

                                                                                                    PAGE i

               (d)    Representations and Warranties.........................................................     10
               (e)    Corporate Matters......................................................................     10
               (f)    Additional Information.................................................................     11
               (g)    Illegality.............................................................................     11
               (h)    No Proceedings.........................................................................     11
               (i)    Compliance with Operative Documents....................................................     11
               (j)    No Event of Loss.......................................................................     11
               (k)    Opinions...............................................................................     11

SECTION 8.     Conditions Precedent to the Obligations of Assignee...........................................     12

               (a)    Operative Documents....................................................................     12
               (b)    Due Authorization, Execution and Delivery..............................................     12
               (c)    Assignor Parent Guaranty...............................................................     12
               (d)    Certificate of Lessee..................................................................     12
               (e)    Representations and Warranties.........................................................     12
               (f)    Corporate Matters......................................................................     13
               (g)    Additional Information.................................................................     13
               (h)    Illegality.............................................................................     13
               (i)    No Proceedings.........................................................................     13
               (j)    Compliance with Operative Documents....................................................     13
               (k)    No Event of Loss.......................................................................     13
               (l)    No Defaults............................................................................     14
               (m)    Opinions...............................................................................     14
               (n)    Insurance..............................................................................     14

SECTION 9.     Payments......................................................................................     14

SECTION 10.    Certain Notices...............................................................................     14

SECTION 11.    Further Assurances............................................................................     15

SECTION 12.    Taxes and Indemnities.........................................................................     15

               (a)    Transfer Taxes.........................................................................     15
               (b)    Assignee's Tax Indemnity...............................................................     15
               (c)    Assignor's Tax Indemnity...............................................................     15
               (d)    Assignor's Indemnity...................................................................     16
               (e)    Assignee's Indemnity...................................................................     16
               (f)    Notice of Claims.......................................................................     17

SECTION 13.    Miscellaneous.................................................................................     17

               (a)    Notices................................................................................     17
               (b)    Confidentiality........................................................................     18
               (c)    Headings...............................................................................     19

                                                                         PAGE ii

               (d)    References...............................................................................   19
               (e)    GOVERNING LAW............................................................................   19
               (f)    Severability.............................................................................   19
               (g)    Amendments in Writing....................................................................   19
               (h)    Survivales...............................................................................   20
               (i)    Expenses.................................................................................   20
               (j)    Execution in Counterparts................................................................   20
               (k)    Entire Agreement.........................................................................   20
               (l)    Exhibits.................................................................................   20
               (m)    Successors and Assigns...................................................................   20
               (n)    Recovery of Costs and Fees...............................................................   21
               (o)    Third Party Benefit; Indemnification of Lessee...........................................   21

ATTACHMENTS:
------------

Exhibit A              Assignment and Assumption Agreement (FAA)
Exhibit B              Affidavit of Citizenship
Exhibit C              Assignor Parent Guaranty

                                                                        PAGE iii

                 PURCHASE, ASSIGNMENT AND ASSUMPTION AGREEMENT
                                 (1993 737 C)


     PURCHASE, ASSIGNMENT AND ASSUMPTION AGREEMENT (1993 737 C) dated as of December 1, 1997 (this "AGREEMENT") between RGL-2 CORPORATION, a Delaware corporation ("ASSIGNOR"), and GENERAL BANK, a California banking corporation ("ASSIGNEE"). Capitalized terms used herein without definition shall have the meanings given them in Section 1.

                                  WITNESSETH:

     WHEREAS, Assignor desires to sell and assign to Assignee and Assignee desires to purchase and assume from Assignor pursuant to the terms of that certain Participation Agreement (1993 737 C) dated as of September 1, 1993 (as amended to the date hereof, the "PARTICIPATION AGREEMENT"), by and among (i) United Air Lines, Inc. ("LESSEE"), (ii) Assignor, (iii) Aetna Life Insurance Company, State of Wisconsin Investment Board, American United Life Insurance Company, Guarantee Trust Life Insurance Company, Physicians Life Insurance Company, Physicians Mutual Insurance Company, World Insurance Company, Central States Health & Life Company of Omaha, The Franklin Life Insurance Company and Woodmen Accident and Life Company; (iv) General Electric Company ("GE"); (v) Wilmington Trust Company, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee under the Trust Agreement referred to therein ("OWNER TRUSTEE"); and (vi) State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity and as Mortgagee under the Trust Indenture ("MORTGAGEE"), except for Reserved Rights (as defined in Section 2), (a) all of Assignor's right, title and interest in, to and under
(i) the Trust Estate and (ii) the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement, and (b) excluding the Letter Agreement Paragraph (as defined in Section 5(l)) and the Owner Participant Guaranty, all of Assignor's right, title and interest, if any, in, to and under each other Operative Document. The Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement are sometimes collectively referred to herein as the "LESSOR DOCUMENTS"; and

     WHEREAS, the Participation Agreement permits such sale, purchase, assignment and assumption upon satisfaction of certain conditions heretofore or concurrently being complied with.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee agree as follows:

SECTION 1.  DEFINITIONS

     Capitalized terms used but not defined herein shall have the meanings specified in the Participation Agreement.

SECTION 2.  SALE AND ASSIGNMENT

     Subject to the terms and conditions of the Agreement, Assignor does hereby sell, assign and transfer to Assignee at the Effective Time on the Closing Date (in each case, as defined below) (a) all of Assignor's right, title and interest in, to and under the Trust Estate and the Lessor Documents, and (b) excluding the Letter Agreement Paragraph and the Owner Participant Guaranty, all of Assignor's right, title and interest, if any, in, to and under each other Operative Document (collectively, but excluding the Letter Agreement Paragraph, the Owner Participant Guaranty and Reserved Rights (as defined below), the "TRANSFERRED INTERESTS"); provided, that Assignor hereby reserves, and nothing
                          --------
herein shall be construed as a sale, assignment or transfer, of the following (collectively, "RESERVED RIGHTS"): any of the rights, titles and interests of Assignor in and to each and every indemnity or other payment, and each and every obligation to provide insurance (other than casualty insurance relating to loss of or damage to the Aircraft), on behalf or in favor of Assignor, under the Lessor Documents or any other operative Document to the extent that such indemnities, payments, and obligations relate to losses accruing prior to 12:32 p.m., Las Vegas time (the "EFFECTIVE TIME"), on December 15, 1997 (the "CLOSING DATE") (it being agreed that Assignor retains all obligations related to Reserved Rights); provided further, that such sale, assignment and transfer shall be effective only upon the satisfaction or waiver, on or prior to the Effective Time on the Closing Date, of the conditions set forth in Section 7, such satisfaction to be evidenced by Assignor's acceptance from Assignee of the Purchase Price (as defined in Section 4) and by the filing, or the release for filing, with the FAA pursuant to the Act of the Assignment and Assumption Agreement (FAA) (as defined in Section 5(a)).

     The closing of the transactions contemplated hereby and by the Assignment and Assumption Agreement (FAA) shall take place at the Effective Time on the closing Date at McCarran International Airport, Las Vegas, Nevada, with additional activities taking place at the offices of Perkins Coie, 607 Fourteenth Street, N.W., Washington, D.C. 20005, or at such other location as Assignor and Assignee shall agree.

SECTION 3.  PURCHASE AND ASSUMPTION

     Subject to the terms and conditions of this Agreement, Assignee does hereby
(i) purchase and accept the Transferred Interests, (ii) assume all the duties, liabilities and obligations of Assignor in respect of the Transferred Interests (except as described below) and (iii) confirms that it shall be deemed a party to each Lessor Document, and agrees to be bound by all the terms and conditions of each thereof and to undertake all of the obligations of Assignor contained in the Lessor Documents, the Owner Participant Documents and other Operative Documents as though originally named therein in place of Assignor, to the extent of the right, title or interest being conveyed hereby or by the Assignment and Assumption Agreement (FAA); provided, that Assignor shall remain liable for the
                            --------
duties, liabilities and obligations of Assignor vesting or relating to events prior to the Effective Time on the Closing Date; provided further, that such
                                                 ----------------
purchase, acceptance and assumption shall be effective only upon the satisfaction or waiver, on or prior to the Effective Time on the Closing Date, of the conditions set forth in Section 8, such satisfaction to be evidenced by Assignee's payment to Assignor of the Purchase Price and by filing, or the release for filing, with the FAA pursuant to the Act of the Assignment and Assumption Agreement (FAA). Except as otherwise expressly provided herein (including without limitation Section 12(d)), the assumption contemplated hereby shall release Assignor from duties, liabilities and obligations under the Operative Documents in respect of the Transferred Interests.

SECTION 4.  PURCHASE PRICE

     The purchase price for the Transferred Interests shall be $5,671,120.11 (the "PURCHASE PRICE"); at or prior to the Effective Time on the Closing Date, Assignee shall pay the Purchase Price by wire transfer of immediately available funds to:

            Citibank, N.A.
            399 Park Avenue
            New York, New York 10043
            Account No.: 00023608
            ABA No.:     021000089
            Attention:   Mr. Brian Todd,
                         tel. (302) 323-5918

in the name of RGL-2 Corporation, identified as "Sale of Equity Interest (1993 737 C)" or by such other means or to such other account at another institution as the parties may agree.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF ASSIGNOR

    Assignor makes the following representations and warranties to Assignee, Lessee, Mortgagee, Certificate Holders, GE and Owner Trustee, in its capacity as such and in its individual capacity:

     (a)  ORGANIZATION, ETC.

     Assignor is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of organization and is in good standing in the state in which its principal business operations are located, and has the corporate power and authority to carry on its business as now conducted, to own or hold under lease its properties and to enter into and perform its obligations under this Agreement and the Assignment and Assumption Agreement (1993 737 C) substantially in the form of Exhibit A hereto (the "ASSIGNMENT AND ASSUMPTION AGREEMENT (FAA)"; together with this Agreement, the "ASSIGNOR AGREEMENTS").

     (b) CORPORATE AUTHORIZATION; APPROVALS; EXECUTION AND DELIVERY; NON-CONTRAVENTION

     The Assignor Agreements have been duly authorized by all necessary corporate action on the part of Assignor, do not require any approval not already obtained of stockholders of Assignor or any approval or consent not already obtained of any trustee or holders of any indebtedness or obligations of Assignor, and have been duly executed and delivered by Assignor, and neither the execution and delivery thereof by Assignor, nor the consummation of the transactions contemplated thereby by Assignor, nor compliance by Assignor with any of the terms and provisions thereof will contravene any law, judgment, government rule, regulation or order applicable to or binding on Assignor (it being understood that no representation or warranty is made with respect to laws, rules or regulations relating to aviation or to the nature of the equipment owned by Owner Trustee, other than such laws, rules or regulations relating to the citizenship requirements of Assignor under applicable aviation law) or contravene or result in any breach of or constitute any default under, or result in the creation of any Lien (other than the Lien of the Trust Indenture) upon the Trust Estate under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, bylaw or other agreement or instrument to which Assignor is a party or by which it or its properties may be bound or affected.

     (c) VALID AND BINDING AGREEMENTS

     Assuming the due authorization, execution and delivery by the other party or parties thereto, each of the Assignor Agreements constitutes a legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with the terms thereof.


     (d)    APPROVALS

     Neither the execution and delivery by Assignor of this Agreement or the Assignment and Assumption Agreement (FAA), nor the consummation by Assignor of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, the recording or filing of any document with, or the taking of any other action in respect of, any federal or other governmental authority or agency, expect those contemplated by the Assignor Agreements (it being understood that no representation or warranty is made with respect to laws, rules or regulations relating to aviation or to the nature of the equipment owned by Owner Trustee, other than such laws, rules or regulations relating to the citizenship requirements of Assignor under applicable United States aviation law).


     (e)   LITIGATION

     There are no pending or, to the knowledge of Assignor, threatened actions or proceedings against Assignor or The Boeing Company, a Delaware corporation ("ASSIGNOR PARENT"), before any court or administrative agency which, if determined adversely to Assignor or Assignor Parent, would materially adversely affect the financial condition of Assignor or Assignor Parent or the ability of Assignor to perform its obligations under the Assignor Agreements or Assignor Parent to perform its obligations under the Assignor Parent Guaranty (as defined in Section 8(c)).

     (f)    NO LIENS

     On the Closing Date, there will be no Lessor Liens (including for this purpose Liens that would be Lessor Liens but for the proviso to the definition of Lessor Liens) attributable to Assignor or any Affiliate thereof. To the Knowledge of Assignor, there are no other Liens (other than Permitted Liens) in respect of all or any part of the Trust Estate.


     (g)    CITIZENSHIP

     On the date hereof and on the Closing Date, Assignor is and will be, as the case may be, a "citizen of the United States" as defined in Section 40102(a)(15) of part A of subtitle VII of title 49, United States Code and the FAA regulations thereunder (a "CITIZEN OF THE UNITED STATES").

     (h)  EVENT OF DEFAULT

     There exists no Default or Event of Default (in each case, as defined in the Trust Indenture) caused by or attributable to Assignor or any Affiliate thereof. To the knowledge of Assignor there exists no Lease Default, Lease Event of Default (in each case, as defined in the Trust Indenture), and, as to acts or omissions of Persons other than Assignor, no Default or Event of Default (as so defined).

     (i)  EVENT OF LOSS

     To the knowledge of Assignor, there exists no Event of Loss or event which, with notice or passage of time, or both, would constitute an Event of Loss.

     (j)  OWNERSHIP AND ENCUMBRANCES

     Assignor is the sole beneficial owner of the Transferred Interests. Except as expressly contemplated by the Operated Documents, Assignor has not previously sold, assigned, encumbered, transferred or conveyed, and, except as contemplated hereby, has no obligation to sell, assign, encumber, transfer or convey, any of its right, title or interest in, to or under the Transferred Interests. At the closing hereunder, Assignor will convey to Assignee all of the right, title and interest of Assignor in, to and under the Transferred Interests.

     (k)  BROKERS' FEES

     Assignee is not liable for the fees of any broker or other Person acting on Assignor's behalf in connection with the transactions contemplated hereby.

     (l)  OPERATIVE DOCUMENTS

     Except for (i) paragraph 3 of that certain letter agreement dated the Delivery Date (the "LETTER AGREEMENT PARAGRAPH") between Lessee and Assignor which is a portion of a Lessee Document that is no longer in effect with respect to the Owner Participant after the Effective Time on the Closing Date and is not otherwise effective with respect to the Transferred Interests, and (ii) the Owner Participant Guaranty, each of which Assignor is not delivering to Assignee, Assignor has provided Assignee with true and complete copies of the Lessor Documents and each other Operative Document and other closing document delivered to it on the Delivery Date. Except for this Agreement and any agreement required hereunder, there are no other documents or agreements relating to the Aircraft, the subject matter of the Operative Documents or the transactions contemplated hereby to which Assignee is not a party that will affect or bind Assignee after the Effective Time on the Closing Date.

     (m)   COMPLIANCE

     Assignor has complied with, or received a waiver from the appropriate parties for, the requirements of Assignor contained in the Operative Documents, including without limitation Section 8(1) of the Participation Agreement, to permit Assignor to transfer the Transferred Interests to Assignee.

SECTION 6.  REPRESENTATIONS AND WARRANTIES OF ASSIGNEE

    Assignee makes the following representations and warranties to Assignor, Lessee, Mortgagee, Certificate Holders, GE and Owner Trustee, in its capacity as such and in its individual capacity:

     (a)   ORGANIZATION, ETC.

    Assignee is a banking corporation, duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation and is in good standing in the state in which its principal business operations are located, and has the corporate power and authority to carry on its business as now conducted, to own or hold under lease its properties and to enter into and perform its obligations under this Agreement, the Assignment and Assumption Agreement (FAA) and the Lessor Documents.

     (b)   CORPORATE AUTHORIZATION

    This Agreement and the Assignment and Assumption Agreement (FAA) have been duly authorized by all necessary corporate action on the part of Assignee, do not require any approval not already obtained of stockholders of Assignee or any approval or consent not already obtained of any trustee or holders of any indebtedness or obligations of Assignee, and have been duly executed and delivered by Assignee, and neither the execution and delivery thereof by Assignee, nor the consummation of the transactions contemplated thereby or by the Lessor Documents by Assignee, nor compliance by Assignee with any law, judgment, governmental rule, regulation or order applicable to or binding on Assignee (it being understood that no representation or warranty is made with respect to laws, rules or regulations relating to aviation or to the nature of the equipment owned by Owner Trustee, other than such laws, rules or regulations relating to the citizenship requirements of Assignee under applicable aviation law) or contravene or result in any breach of or constitute any default under, or result in the creation of any Lien (other than Liens provided for or otherwise permitted in the Operative Documents) upon the Trust Estate under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, bylaw or other agreement or instrument to which Assignee is a party or by which it or its properties may be bound or affected.

     (c)     VALID AND BINDING AGREEMENTS

     Assuming the due authorization, execution and delivery by the other party or parties thereto, this Agreement, the Assignment and Assumption Agreement
(FAA) and the Lessor Documents constitute the legal, valid and binding obligations of Assignee enforceable against Assignee in accordance with the respective terms thereof.

     (d)     APPROVALS

     Neither the execution and delivery by Assignee of this Agreement or the Assignment and Assumption Agreement (FAA), nor the consummation by Assignee of any of the transactions contemplated hereby, thereby or by the Lessor Documents, requires the consent or approval of, the giving of notice to, the registration with, the recording or filing of any document with, or the taking of any other action in respect of, any federal or other governmental authority or agency, except those contemplated by this Agreement and the Assignment and Assumption Agreement (FAA) (it being understood that no representation or warranty is made with respect to laws, rules or regulations relating to aviation or to the nature of the equipment owned by Owner Trustee, other than such laws, rules or regulations relating to the citizenship requirements of Assignee under applicable United States aviation law).

     (e)     LITIGATION

     There are no pending or, to the knowledge of Assignee, threatened actions or proceedings against Assignee before any court or administrative agency which, if determined adversely to Assignee, would materially adversely affect the financial condition of Assignee or the ability or Assignee to perform its obligations under this Agreement, the Assignment and Assumption Agreement (FAA) or the Lessor Documents.

     (f)     NO LIENS

     On the Closing Date, there will be no Lessor Liens (including for this purpose Liens that would be Lessor Liens but for the provision to the definition of Lessor Liens) attributable to Assignee or any Affiliate thereof.

     (g)     CITIZENSHIP

     On date hereof and on the Closing Date, Assignee is a Citizen of the United States.

     (h)  INVESTMENT BY ASSIGNEE; SECURITIES LAW

     Assignee is acquiring the Transferred Interests, including, without limitation, its interest in the Trust Estate, with no present intent to make any resale or distribution thereof which would require registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and Assignee will not offer or sell its interest in a manner which would require registration under the Securities Act (subject nonetheless to any requirement of law that the disposition of its properties shall at all times be and remain within its control), and neither Assignee nor anyone acting on Assignee's behalf has directly or indirectly offered any interest in the Trust Estate or any Loan Certificates or any similar securities for sale to, or solicited any offer to acquire any of the same from, anyone in a manner which would result in a violation of the Securities Act.

    (i)  ERISA

    No part of the funds to be used by Assignee to acquire its interests in the Trust. Estate to be acquired by it under this Agreement and the Assignment and Assumption Agreement (FAA) constitutes "plan assets" of any "employee benefit plan" within the meaning of ERISA or of any "plan" within the meaning of Section 4975(e)(1) of the Code, as interpreted by the Department of Labor.

    (j)  BROKER'S FEES

    No Person's acting on behalf of Assignee other than D'Accord Financial Services, Inc. and TransCapital Corporation (the "Brokers") are or will be entitled to any broker's fee, commission or finder's fee in connection with the transactions contemplated hereby, and any such fees payable to the Brokers shall be paid by Assignee.

    (k)  COMPLIANCE; TRANSFEREE

    Assignee has complied with all requirements of Assignee contained in the Operative Documents, including without limitation Section 8(l) of the Participation Agreement, to permit Assignor to transfer the Transferred Interests to Assignee. Assignee is, and meets all the requirements of, a "Transferee" as defined in such Section 8(l).

SECTION 7.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ASSIGNOR

    The obligation of Assignor to sell and assign the Transferred Interests to Assignee on the Closing Date is subject to the Satisfaction or waiver of the following conditions:

     (a)     PURCHASE PRICE

     Assignee shall have paid the Purchase Price in the manner specified in
Section 4.

     (b)     DUE AUTHORIZATION, EXECUTION AND DELIVERY

     This Agreement and the Assignment and Assumption Agreement (FAA) shall have been duly authorized, executed and delivered by Assignee and, assuming due execution and delivery by Assignor, the Assignment and Assumption Agreement
(FAA) shall have been duly filed or, if the FAA Aircraft Registry is not then open, released for filing, with the FAA pursuant to the Act.

     (c)     AFFIDAVIT OF CITIZENSHIP

     An affidavit of United States citizenship substantially in the form of Exhibit B hereto (the "AFFIDAVIT OF CITIZENSHIP") shall have been duly authorized, executed, notarized and delivered by an authorized official of Assignee, and shall have been duly filed or, if the FAA Aircraft Registry is not then open, released for filing, with the FAA pursuant to the Act.

     (d)     REPRESENTATIONS AND WARRANTIES

     The representations and warranties of Assignee contained herein shall be true and correct as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date.

     (e)     CORPORATE MATTERS

     Assignor shall have received copies of (i)(A) the Certificate of Incorporation and By-Laws of Assignee, and (B) resolutions of the Board of Directors of Assignee duly authorizing the execution, delivery and performance by Assignee of this Agreement and the Assignment and Assumption Agreement (FAA) and the performance of its obligations under the Lessor Documents, in each case certified by the Secretary or an Assistant Secretary of Assignee as of the Closing Date, together with (ii) an incumbency certificate as to the person or persons authorized to execute and deliver this Agreement and the Assignment and Assumption Agreement (FAA) on behalf of Assignee, duly executed by the Secretary or an Assistant Secretary of Assignee as of the Closing Date.

     (f)     ADDITIONAL INFORMATION

     Assignor shall have received such other documents and evidence with respect to Assignee as Assignor may reasonably request in order to establish the authority of

Assignee to consummate the transactions contemplated by this Agreement, the consummation of the transactions contemplated by this Agreement, the taking of all appropriate corporate action in connection therewith and compliance with the conditions set forth in this Agreement.

     (g)  ILLEGALITY

     On the Closing Date, the performance of the transactions contemplated hereby, upon the terms and conditions set forth herein, shall not, in the reasonable judgement of Assignor, violate, and shall not subject Assignor to any penalty or liability under, any law, rule or regulation binding upon Assignor.

     (h)  NO PROCEEDINGS

     On the Closing Date, no legal or governmental action, suit or proceeding shall have been instituted or threatened before any court, administrative agency or tribunal, nor shall any order, judgment or decree have been issued or proposed to be issued by any court, administrative agency or tribunal to set aside, restrain, enjoin or prevent the consummation of this Agreement or the transactions contemplated hereby.

     (i)  COMPLIANCE WITH OPERATIVE DOCUMENTS

     Assignee shall have complied with all requirements of Assignee under the Operative Documents for transfer of the Transferred Interests, such that Assignor shall be released from all duties, liabilities and obligations under the Participation Agreement, the Trust Agreement, the Tax Indemnity Agreement and all other Operative Documents in respect of the Transferred Interests accruing or arising from and after the Effective Time on the Closing Date.

     (j)  NO EVENT OF LOSS

     On the Closing Date, there shall not exist an Event of Loss.

     (k)  OPINIONS

     Assignor shall have received opinions reasonably satisfactory to Assignor, dated the Closing Date, from (i) Buchalter, Nemer, Fields & Younger, special counsel to Assignee, and (ii) Lytle Soule & Curlee, special FAA counsel in Oklahoma City ("SPECIAL FAA COUNSEL"), in each case with respect to such matters and to such effect as Assignor shall reasonably request, which shall include, in the case of the opinion referred to in clause (i) above, the opinions required by Sections 8(l)(ii) and 8(l)(R) of the Participation Agreement (other than, in the case of any opinion required under such Section 8(1)(R), as such requirement relates to Section 8(1)(O) of the Participation Agreement).

SECTION 8. Conditions Precedent to the Obligations of Assignee

     The obligation of Assignee to purchase the Transferred Interests from Assignor and assume the obligations related thereto are subject to the satisfaction or waiver of the following conditions:

     (a) Operative Documents

     The Operative Documents other than the Letter Agreement Paragraph and the Owner Participant Guaranty shall be in full force and effect.

     (b) Due Authorization, Execution and Delivery

     This Agreement and the Assignment and Assumption Agreement (FAA) shall have been duly authorized, executed and delivered by Assignor, and, assuming due execution and delivery by Assignee, the Assignment and Assumption Agreement
(FAA) shall have been duly filed, or, if the FAA Aircraft Registry is not then open, released for filing, with the FAA pursuant to the Act.

     (c) Assignor Parent Guaranty

     A guaranty of certain obligations of Assignor hereunder substantially in the form of Exhibit C hereto (the "Assignor Parent Guaranty"), shall have been duly authorized, executed and delivered by Assignor Parent.

     (d) Certificate of Lessee

     Lessee shall have provided to Assignee a certificate of an officer of Lessee as to the signer's knowledge of the existence of any condition or event which constitutes a Default or Event of Default.

     (e) Representations and Warranties

     The representations and warranties of Assignor contained herein shall be true and correct as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date.

     (f) Corporate Matters

     Assignee shall have received copies of (i)(A) the Certificate of Incorporation and By-Laws of Assignor, (B) resolutions of the Board of Directors of Assignor duly authorizing the execution, delivery and performance by Assignor of the Assignor Agreements and (C) related resolutions of the shareholder of Assignor, in each case certified by an Assistant Secretary of Assignor as of the Closing Date, together with (ii) an incumbency certificate as to the person or persons authorized to execute and deliver the Assignor Agreements on behalf of Assignor, duly executed by an Assistant Secretary of Assignor as of the Closing Date.

        (g)  ADDITIONAL INFORMATION

       Assignee shall have received such other documents and evidence with respect to Assignor as Assignee may reasonably request in order to establish the authority of Assignor to consummate the transactions contemplated by this Agreement, the consummation of the transactions contemplated by this Agreement, the taking of all appropriate corporate action in connection therewith and compliance with the conditions set forth in this Agreement.

        (h)  ILLEGALITY

       On the Closing Date, the performance of the transactions contemplated hereby, upon the terms and conditions set forth herein, shall not, in the reasonable judgement of Assignee, violate, and shall not subject Assignee to any penalty or liability under, any law, rule or regulation binding upon Assignee.

        (i)  NO PROCEEDINGS

       On the Closing Date, no legal or governmental action, suit or proceeding shall have been instituted or threatened before any court, administrative agency or tribunal, nor shall any order, judgment or decree have been issued or proposed to be issued by any court, administrative agency or tribunal to set aside, restrain, enjoin or prevent the consummation of this Agreement or the transactions contemplated hereby.

        (j)  COMPLIANCE WITH OPERATIVE DOCUMENTS

       Assignor shall have complied with all requirements of Assignor under the Operative Documents for transfer of the Transferred Interests.

        (k)  NO EVENT OF LOSS

       On the Closing Date, there shall not exist an Event of Loss.

        (l)  NO DEFAULTS

       On the Closing Date, after giving effect to the consummation of the transactions contemplated hereby, there shall not exist any Lease Default, Lease Event of Default, Default or Event of Default, as each such term is defined in the Trust Indenture.

      (m)    OPINIONS

      Assignee shall have received opinions reasonably satisfactory to Assignee, dated the Closing Date, from (i) Perkins Coie, special counsel to Assignor, (ii) Andrea J. Brantner, Esq., Counsel, Office of the General Counsel of Boeing, and (iii) Special FAA Counsel, in each case with respect to such matters and to such effect as Assignee shall reasonably request.

      (n)   INSURANCE

      Assignee shall have received a broker's report and insurance certificates from Lessee's independent aircraft insurance broker substantially in the form of the report and certificates delivered on the Delivery Date pursuant to Section 4(a)(xxi) of the Participation Agreement, with Assignee included as an Additional Insured thereunder.

SECTION 9. PAYMENTS

      Assignor hereby covenants and agrees promptly to pay over to Assignee, if and when received, any amounts paid to or for the benefit of Assignor that constitute Transferred Interests, and until so paid over any such amounts received by Assignor shall be received and held by Assignor in trust for Assignee. Assignee hereby covenants and agrees promptly to pay over to Assignor, if and when received, any amounts paid to or for the benefit of Assignee that constitute Reserved Rights, and until so paid over any such amounts received by Assignee shall be received and held by Assignee in trust for Assignor.

SECTION 10. CERTAIN NOTICES

      Assignor hereby covenants and agrees promptly to forward to Assignee any notice Assignor receives from any party to any Operative Document (other than Assignee) pursuant to and in accordance with this Agreement, the Assignment and Assumption Agreement (FAA), the Lessor Documents, or any other Operative Document except to the extent solely related to Reserved Rights. Assignee hereby covenants and agrees promptly to forward to Assignor any notice Assignee receives from any party to any Operative Document (other than Assignor) pursuant to and in accordance with this Agreement, the Assignment and Assumption Agreement (FAA), the Lessor Documents, or any other Operative Document related to the Reserved Rights.

SECTION 11.  FURTHER ASSURANCES

     Each party agrees, upon the reasonable request of the other party, at any time and from time to time, promptly to execute and deliver all such further documents, and promptly to take and forbear from all such action, as may be reasonably necessary or appropriate in order more effectively to confirm or carry out the provisions of this Agreement.

SECTION 12.  TAXES AND INDEMNITIES

     (a) TRANSFER TAXES

     Assignee hereby covenants and agrees that Assignee shall pay any and all sales taxes, use taxes and similar transfer taxes (including, without limitation, any charges, such as gross receipts taxes, in lieu thereof) (collectively, "TRANSFER TAXES"), and any registration, document or filing fees, that may be imposed in connection with the sale, assignment and transfer of the Transferred Interests, including, without limitation, those relating to the transfer of rights and other interests in and to, and the assumptions of duties, liabilities and obligations in, to and under this Agreement, the Assignment and Assumption Agreement (FAA), the Transferred Interests, the Aircraft and the Operative Documents.

     (b) ASSIGNEE'S TAX INDEMNITY

     Assignee hereby covenants and agrees to indemnify, protect, defend, save and keep harmless Assignor, on an after tax basis, against all fees, duties, taxes, levies, charges or withholdings of any kind or nature whatever, and any penalties, fines or interest thereon in addition thereto ("TAXES") that are imposed with regard to the Transferred Interests with respect to any actions, omissions, events or occurrences arising during any period after the Effective Time on the Closing Date; provided however, that Assignee shall not be required
                          -------- -------
to indemnify Assignor under this Section 12(b) for any net income or Washington State business and occupation taxes imposed with respect to the sale, assignment and transfer of the Transferred Interests.

     (c) ASSIGNOR'S TAX INDEMNITY

     Except as expressly provided elsewhere herein, Assignor hereby covenants and agrees to indemnify, protect, defend, save and keep harmless, Assignee, on an after-tax basis, from and against any and all fees, duties, taxes, levies, charges or withholdings of any kind or nature whatsoever, and any penalties, fines, or interest thereon or other additions thereto, which at any time or from time to time may be imposed on or with respect to, or asserted against, the Transferred Interests, the Aircraft or any part thereof or any interest therein, or Assignee, by any federal, state, local or foreign government or taxing authority in connection with or relating to this Agreement, the Assignment and Assumption Agreement (FAA), the Transferred Interests, the Aircraft and the Operative Documents, and which are attributable to the period prior to the Effective Time on the Closing Date, or to acts, omissions, events or occurrences arising prior to the Effective Time on the Closing Date; provided that Assignor shall not be required to pay or
                     --------
indemnify Assignee for taxes on or measured by the net income of Assignee.

     (d)  ASSIGNOR'S INDEMNITY

     Assign hereby covenants and agrees upon demand of Assignee to pay and assume liability for, and indemnify, protect, defend, save and keep harmless Assignee, on an after-tax basis, from and against any and all liabilities, taxes, fees, duties, charges, withholdings, obligations, losses, damages, settlements, claims, actions, suits, penalties, costs and expenses (including, without limitation, reasonable fees and expenses of counsel) of whatsoever kind and nature which may at any time or from time to time be imposed upon, incurred by or asserted against Assignee or any of its Affiliates, successors, agents, servants, representatives, directors or officers in any way relating to, resulting from or arising out of (i) any inaccuracy or breach of any representation or warranty made by Assignor under this Agreement or the Assignment and Assumption Agreement (FAA), (ii) any inaccuracy or breach of any representation or warranty made by Assignor under the Operative Documents in respect of or to the extent attributable to the period prior to the Effective Time on the Closing Date or (iii) any failure by Assignor to have observed or performed any of its obligations under or in connection with the Operative Documents in respect of or to the extent attributable to the period prior to the Effective Time on the Closing Date.

      (e)   ASSIGNEE'S INDEMNITY

      (i) Assignee hereby covenants and agrees upon demand of Assignor to pay and assume liability for, and indemnify, protect, defend, save and keep harmless, Assignor, on an after-tax basis, from and against any and all liabilities, taxes, fees, duties, charges, withholdings, obligations, losses, damages, settlements,claims,actions, suits, penalties, costs and expenses (including, without limitation, reasonable fees and expenses of counsel) of whatsoever kind and nature which may at any time or from time to time be imposed upon, incurred by or asserted against Assignor or any of its Affiliates, agents, servants, representatives, directors or officers in any way relating to, resulting from or arising out of any inaccuracy or breach of any representation or warranty made by Assignee under this Agreement or the Assignment and Assumption Agreement (FAA), or any failure by Assignee to have observed or performed any of its obligations under or in connection with the Operative Documents in respect of or to the extent attributable to the period from and after the Effective Time on the Closing Date.

     (ii) Assignee hereby acknowledges and agrees that in the event Assignee shall cause any of the Operative Documents to be modified or amended as a result of any action of Assignee in a manner that has an adverse effect upon the Reserved Rights as of the Effective Time on the Closing Date, Assignee shall indemnify, protect, defend, save and keep harmless, Assignor to the same extent as if such modification or amendment had not occurred.

     (f)   NOTICE OF CLAIMS

     Each of Assignor and Assignee agrees to provide written notification to the other party promptly after becoming aware of any liability, obligation or claim, whether pending or threatened, that is the subject of indemnification pursuant to this Section 12; provided that the failure by either party to so notify the
                    --------
other party will not in any manner affect either party's obligations under this
Section 12.

SECTION 13.  MISCELLANEOUS

     (a)  NOTICES

     All notices, demands, declarations and other communications required by this Agreement shall be in writing and shall be effective (i) if given by facsimile, when transmitted, (ii) if given by registered or certified mail, three Business Days after being deposited with the U.S. Postal Service and
(iii) if given by a nationally recognized overnight courier, when received, or, if personally delivered, when so delivered, addressed:


          If to Assignor, to:

               c/o The Boeing Company
               7755 East Marginal Way South
               Seattle, Washington 98108
               Attention:  Treasurer
                           M/S 68-34
               Facsimile:  (425) 237-8746

          or to such other address as Assignor shall from time to time designate in writing to Assignee; and

                 If to Assignee, to:

                            General Bank
                            800 West Sixth Street
                            Los Angeles, California 90017
                            Attention:   Mr. Peter E. Lowe
                                         Executive Vice President
                                         and Chief Financial Officer
                            Facsimile:   (213) 972-4294

                 or to such other address as Assignee may from time to time designate in writing to Assignor.

         (b)  CONFIDENTIALITY

         Assignor and Assignee each agree to use its best efforts, acting reasonably and diligently, to treat this Agreement and the terms hereof as confidential and not to disclose, without the prior written consent of the other, the terms hereof to any other Person except (i) to such party's directors, officers, partners, employees, legal counsel, accountants, auditors, financial advisors and/or other professionals and consultants who agree to hold such information confidential, but only to the extent such party deems such disclosure necessary or appropriate to accomplish the proper business purposes of such party, (ii) to any accountants or auditors retained by such party who agree to hold such information confidential, if and when such disclosure is necessary in connection with the examination and reporting on the books and records and/or the financial condition of such party, and then only to the extent necessary, (iii) if and when such party is required to do so pursuant to any order, subpoena, summons, or other legal process issued by any court, governmental body, or governmental investigator, by which it is legally bound to produce the same, and then only to the extent so required, (iv) if and when such party is required to do so pursuant to any order, directive, or request by any governmental agency having supervisory authority over its operations and administration and then only to the extent so required, or (v) to such party's successors and assigns who agree to hold such information confidential.

       Notwithstanding any provision to the contrary contained in this Section 13(b), Assignor and Assignee, and each of them, shall not be prohibited from making any disclosure with respect to the terms hereof, which may be disclosed in any public records of any kind or otherwise in the public domain (except as a result of a disclosure by such party in violation of this Section 13(b)).

     (c)  HEADINGS

     Headings used herein are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement.

     (d)  REFERENCES

     Any reference to a specific Section or Section number shall be interpreted as a reference to that Section of this Agreement unless otherwise expressly provided.

     (e)  GOVERNING LAW

     THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     (f)  SEVERABILITY

     If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law,
(i) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

     (g)  AMENDMENTS IN WRITING

     No amendment, modification, waiver, termination or discharge of any provision of this Agreement, or any consent to any departure by Assignor or Assignee from any provison hereof, shall in any event be effective unless the same shall be in writing and signed by Assignor and Assignee, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given; provided, that in no event shall Assignor and Assignee amend, modify or waive
--------
Sections 3, 6, 13(e), 13(o) or this Section 13(g) without the prior written consents of Owner Trustee, Lessee, GE and Mortgagee, which consents shall not be unreasonably withheld or delayed. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by Assignor and Assignee.

     (h)  Survival

     Notwithstanding anything contained herein to the contrary, all agreements, indemnities, representations and warranties contained in this Agreement shall survive the Effective Time on the closing Date and the expiration or other termination hereof.

     (i)  Expenses

     Each of Assignor and Assignee shall be responsible for its own costs and expenses incurred in connection with the negotiation, execution and delivery of this Agreement, the Assignment and Assumption Agreement (FAA) and any other agreements, documents, certificates and instruments relating hereto and thereto, and shall not have any right of reimbursement or indemnity for such costs and expenses as against the other party; provided, that, as between Assignor and
                                     --------
Assignee, (i) Assignor shall be responsible for all of the fees and expenses of Special FAA Counsel and (ii) Assignee shall be responsible for any Aircraft appraisal prepared for Assignee.

     (j)  Execution in Counterparts

     This Agreement and any amendments, waivers or consents hereto may be executed by Assignor and Assignee in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

     (k)  Entire Agreement

     This Agreement and the Assignment and Assumption Agreement (FAA), on and as of the date hereof, constitute the entire agreement of Assignor and Assignee with respect to the subject matter hereof or thereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between Assignor and Assignee with respect to such subject matter are hereby superseded in their entirety.

     (l)  Exhibits

     The exhibits attached hereto are incorporated by reference herein and shall have the same force and effect with respect to the provisions set forth therein as though fully set forth in this Agreement.

     (m)  Successors and Assigns

     This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by Assignor and Assignee, and their respective successors and assigns.

    (n)   RECOVERY OF COSTS AND FEES

    If any suit or action arising out of or related to this Agreement is brought by either party, the prevailing party shall be entitled to recover the costs and fees (including without limitation reasonable attorneys' fees) incurred by such party in such suit or action, including without limitation any post-trial or appellate proceeding, or in the collection or enforcement or any judgment or award entered or made in such suit or action.

    (o)   THIRD PARTY BENEFIT; INDEMNIFICATION OF LESSEE

    Assignor and Assignee agree that the provisions of this Agreement, including, without limitation, Section 3, are for the sole benefit of Assignor, Assignee, Owner Trustee, Lessee, GE, Mortgagee (and with respect to Section 6, Certificate Holders) and their respective successors and assigns, and are not for the benefit, directly or indirectly, of any other Person. Assignor further agrees, for the sole benefit of Lessee, that, in accordance with Section 8(l) of the Participation Agreement (i) Assignor hereby assumes the risk of any loss of Interest Deductions and MACRS Deductions or any Inclusion Event (each as defined in the Tax Indemnity Agreement) resulting directly from the transfer of the Transferred Interest to Assignee and (ii) Assignor hereby indemnifies Lessee for any loss of tax benefits to or increase in the tax liability of Lessee as a result of the transfer of the Transferred Interests to Assignee (it being understood that this is not intended to require that Assignor indemnify Lessee against an indemnity obligation of Lessee to Assignee under either: (A) the Tax Indemnity Agreement, or (B) Section 7(b) of the Participation Agreement, in each case that is greater than the indemnity obligation that would have been owing to Assignor because of a difference in the circumstances of Assignor and Assignee).

     IN WITNESS WHEREOF, the undersigned have caused this Purchase, Assignment and Assumption Agreement (1993 737 C) to be duly executed as of the day and year first written above.

                                    RGL-2 CORPORATION



                                    By /s/ Anthony V. Simpson
                                       -------------------------
                                       Name:  Athony V. Simpson
                                       Title: Assistant Treasurer

                                    GENERAL BANK


                                    By /s/ Peter Lowe
                                       -------------------------
                                       Name: Peter Lowe
                                       Title:  EVP & CFO

                                                       -------------------------
                                                        EXHIBIT A TO PURCHASE,
                                                       ASSIGNMENT AND ASSUMPTION
                                                        AGREEMENT (1993 737 C)
                                                       -------------------------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                                 (1993 737 C)

     ASSIGNMENT AND ASSUMPTION AGREEMENT (1993 737 C), dated December __, 1997 (this "Agreement"), between RGL-2 Corporation, a Delaware corporation ("Assignor"), and General Bank, a California banking corporation ("Assignee"). Capitalized terms used herein without definition shall have the meanings given them in Section 7.

     WHEREAS, pursuant to the transactions contemplated by the Trust Agreement (1993 737 C), dated as of September 1, 1993 (the "Trust Agreement"), between Assignor and Wilmington Trust Company ("Owner Trustee"), United Air Lines, Inc. ("Lessee") leased from Owner Trustee one Boeing 737-522 airframe bearing manufacturer's serial number 26700 and U.S. Registration number N953UA together with two CFM International, Inc. Model CFM56-3C-1 engines bearing, respectively, manufacturer's serial numbers 857611 and 856625 (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower); and

     WHEREAS, Assignor desires to transfer to Assignee all its right, title and interest in, to and under the Trust Estate (excluding Reserved Rights (as defined below), the "Beneficial Interest"), except for certain rights or indemnities described in that certain Purchase, Assignment and Assumption Agreement (1993 737 C) dated as of December 1, 1997 (the "Purchase Agreement") between Assignor and Assignee ("Reserved Rights") vesting or relating to events prior to ___:___ _.m., Las Vegas time, on the date hereof (the "Effective Time");

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements of the parties contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Assignor and Assignee agree as follows:

SECTION 1. Transfer and Assumption.

     Assignor does hereby sell, assign and transfer to Assignee the Beneficial Interest, and Assignee hereby accepts the Beneficial Interest from Assignor. Assignee agrees that, from and after the execution and delivery hereof, it shall be bound by all the terms of, and shall have assumed and undertaken to perform all the obligations

(other than obligations relating to Reserved Rights) of the Owner Participant with respect to the Beneficial Interest.

SECTION 2.  EFFECT OF TRANSFER.

    Upon the execution and delivery of this Agreement (which shall be deemed to occur at the Effective Time), Assignee shall be deemed the Owner Participant for all purposes of the Operative Documents and shall be deemed to have paid that portion of Lessor's Cost for the Aircraft previously made by Assignor, and represented by the interest being conveyed, and each reference in any Operative Document, including without limitation, the Trust Agreement, to "Owner Participant" shall thereafter be deemed to be Assignee, except with respect to Reserved Rights. Assignee expressly assumes hereunder all and any liability and obligation of Assignor accruing or arising under any of the Operative Documents, including, without limitation, the Trust Agreement, on and after the execution and delivery of this Agreement.

SECTION 3.  NO THIRD PARTY BENEFIT.

    Assignor and Assignee agree that the provisions of this Agreement are for the sole benefit of Assignor, Assignee, Owner Trustee, Lessee, GE, Mortgagee and their respective successors and assigns, and are not for the benefit, directly or indirectly, of any other Person.

SECTION 4.  NOTICES.

    Any notices to the Owner Participant provided for in the Operative Documents shall be delivered to Assignee at the following address or such other place as Assignee may designate in accordance with the Operative Documents:

          General Bank
          800 West Sixth Street
          Los Angeles, California 90017
          Attention:   Mr. Peter E. Lowe
                       Executive Vice President and
                       Chief Financial Officer
          Facsimile:   (213) 972-4294

SECTION 5.  HEADINGS.

    The headings of the Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 6.  GOVERNING LAW.

    THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 7.  DEFINITIONS.

    Capitalized terms used herein without definition shall have the meanings given them in the Trust Agreement.

SECTION 8.  EXECUTION IN COUNTERPARTS.

    This Agreement and any amendments, waivers or consents hereto may be executed by Assignor and Assignee in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 9.  NOTICE PURPOSES ONLY.

    This Agreement is being filed with the FAA for notice purposes only. The parties hereto are subject to the terms and conditions of the Purchase Agreement.

    IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption Agreement (1993 737 C) to be duly executed as of the day and year first written above.

                                         RGL-2 CORPORATION
                                            as Assignor

                                         By
                                           --------------------------------
                                           Name:
                                           Title:

                                         GENERAL BANK,
                                            as Assignee

                                          By
                                            --------------------------------
                                           Name:
                                           Title:

                               The foregoing Assignment and Assumption
                               Agreement (1993 737 C) is hereby
                               acknowledged, agreed and consented to as of the day and year first above written.


                               WILMINGTON TRUST COMPANY,
                                 not in its individual capacity,
                                 but solely as Owner Trustee,
                                 Owner Trustee

                               By
                                 ---------------------------------
                                 Name:
                                 Title:

                                                           EXHIBIT B TO PURCHASE
                                                       ASSIGNMENT AND ASSUMPTION
                                                          AGREEMENT (1993 737 C)

                                 GENERAL BANK

                           AFFIDAVIT OF CITIZENSHIP
                           ------------------------

STATE OF CALIFORNIA    )
                       )       ss.:
COUNTY OF LOS ANGELES  )


     The undersigned being duly sworn, deposes and says on behalf of General Bank, a California banking corporation (the "Owner Participant"), that:

               1.  He is duly elected and qualified officer of General Bank.

               2. The Owner Participant is a banking corporation duly organized under the laws of the State of California.

               2. The Owner Participant is a "Citizen of the United States" as defined in Section 40102(a)(15) of Title 49 of the United States Code.


                              By:
                                 --------------------------------------------
                                 Name:
                                 Title:



SWORN TO AND SUBSCRIBED before
me this ___ day of December, 1997.


------------------------------
         Notary Public

My Commission Expires:

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                                                       -------------------------
                                                          EXHIBIT C TO PURCHASE,
                                                       ASSIGNMENT AND ASSUMPTION
                                                          AGREEMENT (1993 737 C)
                                                       -------------------------

                                 GUARANTEE BY
                        CORPORATE AFFILIATE OF ASSIGNOR
                                 (1993 737 C)


     FOR VALUE RECEIVED, The Boeing Company, a Delaware corporation ("GUARANTOR"), pursuant to that certain Purchase, Assignment and Assumption Agreement (1993 737 C) dated as of December 1, 1997 (the "ASSIGNMENT AND ASSUMPTION AGREEMENT") between RGL-2 Corporation, a Delaware corporation ("ASSIGNOR"), and General Bank, a California banking corporation (the "GUARANTEED PARTY"), does hereby unconditionally and irrevocably guarantee to the Guaranteed Party, (i) the due and punctual performance and observance by Assignor of each covenant, agreement, undertaking, representation, warranty and any other obligation or condition binding upon or to be performed or observed by it under and in accordance with the terms of the Assignment and Assumption Agreement, (ii) the due and punctual payment of each which Assignor is or may become obligated to pay under and in accordance with the terms of the Assignment and Assumption Agreement, and (iii) in the event of any nonpayment or nonperformance, agrees to pay or perform or cause such payment or performance to be made upon notice from the Guaranteed Party of such nonpayment or nonperformance (such payment and other obligations being herein referred to as the ("OBLIGATIONS"). Guarantor further agrees to pay all reasonable expenses (including, without limitation, all fees and disbursements of counsel) that may be paid or incurred by the Guaranteed Party in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, Guarantor under this Guarantee. The obligations of Guarantor to make any payments hereunder shall be subject to the terms and conditions of the Assignment and Assumption Agreement applicable to the obligations of Assignor.

     Capitalized terms used herein which are defined in the Assignment and Assumption Agreement are used in this Guarantee as they are so defined.

     Guarantor hereby waives notice of acceptance of this Guarantee, and agrees that, in its capacity as a guarantor, it shall not be required to consent to, or to receive any notice of, any supplement to or amendment of, or waiver or modification of the terms of, the Assignment and Assumption Agreement.

     Assignor is an "Affiliate" (as that term is defined in the Participation Agreement) of Guarantor, and this Guarantee is being furnished to induce the

Guaranteed Party to contract with Assignor as set forth in the Assignment and Assumption Agreement.

      Guarantor represents and warrants that (i) Guarantor is duly incorporated and validly existing in good standing under the laws of the State of Delaware;
(ii) the execution, delivery and performance of this Guarantee are within Guarantor's power and authority, do not contravene the charter or the by-laws of Guarantor or any indenture, mortgage, credit agreement, note, long-term lease or other material agreement to which Guarantor is a party or by which Guarantor is bound or any law, governmental rule, regulation, judgment or order binding on Guarantor; and (iii) this Guarantee has been duly authorized, executed and delivered on behalf of Guarantor and constitutes a legal, valid, binding and enforceable obligation of Guarantor.

     No failure or delay or lack of demand, notice or diligence in exercising any right under this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Guarantee.

     This Guarantee is an absolute, unconditional and continuing guarantee of payment and not of collection and Guarantor waives any right to require that any right to take action against Assignor be exhausted or that resort be made to any security prior to action being taken against Guarantor.

     In the event that this Guarantee, the Assignment and Assumption Agreement or the Assignment and Assumption Agreement (FAA) shall be terminated, rejected or disaffirmed as a result of bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceedings with respect to Assignor, Guarantor's obligations hereunder shall continue to the same extent as if the same had not been so terminated, rejected or disaffirmed. Guarantor shall and does hereby waive all rights and benefits which might, in whole or in part, relieve Guarantor from the performance of its duties and obligations by reason of any proceeding as specified in the preceding sentence, and Guarantor agrees that it shall be liable for all sums guaranteed, in respect of and without regard to, any modification, limitation or discharge of the liability of Assignor that may result from any such proceedings and notwithstanding any stay, injunction or other prohibitions issued in any such proceedings. Furthermore, the obligation of Guarantor hereunder will not be discharged by: (a) any extension or renewal with respect to any obligation of Assignor under the Assignment and Assumption Agreement; (b) any modification of, or amendment or supplement to, any such agreement; (c) any furnishing or acceptance of additional security or any release of any security; (d) any waiver, consent or other action or inaction or any exercise of non-exercise of any right, remedy or power with respect to Assignor, or any change in the structure of Assignor;


                                                                         PAGE 2
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(e) any change in ownership of the shares of capital stock of Guarantor or
Assignor or any other merger or consolidation of either thereof into or with any other person; or (f) any other occurrence whatsoever, except payment in full of all amounts payable by Assignor under the Assignment and Assumption Agreement and performance in full of all Obligations of Assignor in accordance with the terms and conditions of the Assignment and Assumption Agreement.

        Guarantor understands and agrees that its obligations hereunder shall be continuing, absolute and unconditional without regard to, and Guarantor hereby waives any defense to, or right to seek a discharge of its obligations hereunder with respect to (a) the validity, legality, regularity or enforceability of the Assignment and Assumption Agreement, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Guaranteed Party, (b) any defense, setoff or counterclaim (other than a defense of payment or performance (including payment or performance attributable to a right of set off provided for in the Assignment and Assumption Agreement)) that may at any time be available to or be asserted by Assignor against the Guaranteed Party, or (c) any other circumstances whatsoever (with or without notice to or knowledge of Assignor or Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of Assignor or the Obligations, or of Guarantor under this Guarantee, in bankruptcy or in any other instance.

        Notwithstanding any payment or payments made by Guarantor hereunder or any setoff or application of funds of Guarantor by the Guaranteed Party, Guarantor shall not be entitled to be subrogated to any of the rights of the Guaranteed Party against Assignor or any collateral, security or guarantee or right of setoff held by the Guaranteed Party for the payment of the Obligations, nor shall Guarantor seek or be entitled to seek any reimbursement from Assignor in respect of payments made by Guarantor hereunder, until all amounts and performance owing to the Guaranteed Party by Assignor on account of the Obligations are paid and performed in full.

        The obligations of Guarantor hereunder shall be automatically reinstated if and to the extent that any payment by or on behalf of Owner Participant in respect of any of the Obligations is rescinded or must be otherwise restored by the Guaranteed Party as a result of any proceedings in bankruptcy or reorganization or similar proceedings and Guarantor agrees that it will reimburse the Guaranteed Party on demand for all reasonable costs and expenses (including, without limitation, fees or counsel) incurred by the Guaranteed Party in connection with such rescission or restoration. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such

                                                                          Page 3

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prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     This Guarantee shall be binding upon the successors and assigns of Guarantor, provided, however, that no transfer, assignment or delegation by Guarantor without the consent of the Guaranteed Party shall release Guarantor from its liabilities hereunder. This Guaranty shall terminate and be of no further force and effect upon the performance and observance in full of the Obligations.

     All notices, requests and demands to or upon Guarantor or any beneficiary shall be made in accordance with the terms of Section 13(a) of the Assignment and Assumption Agreement and if delivered to Guarantor shall be addressed to P.O. Box 3707, Seattle, Washington 98124, Attn: Treasurer, M/S 68-34, Telecopy:
(425) 237-8746, or to such other address as Guarantor shall designate to Guaranteed Party in writing.

  THIS GUARANTEE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN
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ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF
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CONSTRUCTION,VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO PRINCIPLES OF
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CONFLICTS OF LAW.
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                                                                          PAGE 4
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Dated:  December __, 1997




                                        THE BOEING COMPANY



                                        By:
                                            -------------------------
                                            Name:
                                            Title: